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                                                                   EXHIBIT 99.12

                    FOURTH AMENDMENT TO MARKETING AGREEMENT
                    ---------------------------------------

     This Fourth Amendment to Marketing Agreement (this "Amendment"), effective as of April 12, 2001, is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and eMachines, Inc. ("eMachines"), a Delaware corporation, with offices at 14350 Myford Drive, Suite 100, Irvine, California 92606. AOL and eMachines may be referred to individually as a "Party" and collectively as "Parties."

                                 INTRODUCTION
                                 ------------

     WHEREAS, AOL and eMachines have entered into that certain Marketing Agreement, dated June 17, 1999, as amended (including all exhibits thereto, the "Original Agreement"); and

     WHEREAS, the Parties desire to amend and supplement the terms of the Original Agreement to implement a new promotional program pursuant to the terms provided below.

     NOW, THEREFORE, in consideration of the terms and conditions set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, AOL and eMachines hereby agree to amend and supplement the Original Agreement in accordance with the following terms and conditions:

                                     TERMS
                                     -----

1.   6 Month AOL Offer.  The Original Agreement is hereby amended by adding a
     ------------------
new Section 24 as follows:

     "24.  Direct Channel 6 Month Bundle Offer. During the period from May 1,
           -----------------------------------
     2001 through July 31, 2001, eMachines and AOL hereby agree to participate in a new program offering consumers six (6) months of AOL only through eMachines' infomercial, that is entitled "eMachines Infomercial No. 1", and Internet web page direct sales initiative in accordance with the terms and conditions set forth on Exhibit F attached hereto (the "6 Month Bundle Offer"). Irrespective of the 6 Month Bundle Offer, AOL and eMachines shall continue to engage in all other distribution and promotional programs set forth in the Original Agreement, as it is now, or subsequently shall be, amended. The 6 Month Bundle Offer is in addition to and in no way modifies or replaces all other distribution and promotional programs set forth in the Original Agreement, as it is now, or subsequently shall be, amended."

2.   Definitions.  Capitalized terms used but not defined herein shall have the
     -----------
meanings given thereto in the Original Agreement.

3.   Original Agreement.  Except as specifically amended and supplemented
     ------------------
hereby, the Original Agreement remains in full force and effect.

4.   Counterparts. This Amendment may be executed in counterparts, each of which
     -------------
will be deemed an original and all of which together will constitute one and the same document.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

AMERICA ONLINE, INC.                         EMACHINES, INC.


By: /s/ ERIC L. KELLER                       By: /s/ JAY MUSKOVICH
    ________________________________             ___________________________


Print Name:  Eric L. Keller                  Print Name:  Jay Muskovich
             ________________________                     __________________


Title:  Senior Vice President                Title: EVP & CEO
        ______________________________              ________________________

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                                   Exhibit F

                      Direct Channel 6 Month Bundle Offer

1.   eMachines' Distribution of the AOL Software. During the 6 Month Offer Term,
     -------------------------------------------
     defined in Section 5 below, eMachines and AOL agree that the AOL Classic Service shall be promoted via eMachines' infomercial and Internet web page direct sales initiative (the "Direct Channel") and distributed on all eMachines' eMonster and eTower desktop computers sold through the Direct Channel (the "Offer Products") under a new program that will entitle the end user to six (6) months of the AOL Classic Service at no cost to the end user (not including phone charges) upon registration in accordance with the terms and conditions set forth below (the "6 Month Bundle Offer").

     1.1  Preferred Interactive Service. eMachines agrees to make the AOL
          -----------------------------
          Classic Service and the 6 Month Bundle Offer, respectively, the sole Interactive Service and sole special offer for Interactive Services bundled, distributed and promoted on all Offer Products and throughout all Direct Channel marketing and sales efforts. eMachines' agreement to solely distribute and promote the AOL Classic Service and the 6 Month Bundle Offer during the 6 Month Offer Term shall supercede any conflicting provisions contained in Section 2 of the Original Agreement. Notwithstanding the requirement in the first sentence of this Section 1.1, with respect to the AOL Classic Service's right to be the sole Interactive Service on all Offer Products and in the Direct Channel, the Parties acknowledge and agree that eMachines may bundle and distribute on the Offer Products the following two specific non-AOL Interactive Services: (a) eMachines.net and (b) Microsoft Internet Explorer and any Interactive Services sponsored by Microsoft only to the extent eMachines is so obligated under agreements in connection with its use of Microsoft Windows and the license of the Microsoft operating system (the "Microsoft Agreements"). With respect to eMachines' obligations under the Microsoft Agreement to promote certain other Interactive Services on the Offer Products and with respect to eMachines.Net, eMachines agrees that the AOL Services shall be promoted no less favorably than such Interactive Services on the Offer Products.

     1.2  6 Month Bundle Offer Packages.  eMachines shall bundle an AOL-supplied
          -----------------------------
          diskette or CD-ROM containing the special AOL Classic Software containing the 6 Month Bundle Offer and related promotional and packaging materials (the "6 Month Offer Package") with each Offer Product by placing the 6 Month Offer Package inside the cardboard box packaging of each Offer Product. The AOL Software to be bundled shall be the then-current version of the AOL Classic Service (as modified by the 6 Month Bundle Offer). eMachines shall have the right to approve the size of the 6 Month Offer Package so that it fits in the box without modification of the existing box. The 6 Month Offer Package combined with the Offer Product is referred to herein as a "6 Month Bundled Product."

     1.3  AOL Deliverables. AOL shall, at its expense, provide and deliver to
          ----------------
          eMachines the 6 Month Offer Packages to the distribution center specified by eMachines, it being understood that eMachines does not intend to specify more than two different locations during the Term. eMachines shall provide AOL a written or emailed request for a sufficient quantity of 6 Month Offer Packages to meet its production expectations, which request shall be sent by eMachines to specified

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          contact person(s) provided in writing or e-mail by AOL to eMachines, which contact person(s) may change from time to time at AOL's sole discretion so long as AOL provides eMachines with reasonable prior notice. eMachines acknowledges and agrees that AOL may require up to thirty (30) days to complete the preparation and delivery of such quantity of 6 Month Offer Packages to eMachines. If AOL does not distribute sufficient 6 Month Offer Packages to eMachines within thirty (30) days of a written request for such packages, then eMachines shall not have any obligation with respect to those Offer Products for which there are no 6 Month Offer Packages. In the event that eMachines instructs AOL to deliver the 6 Month Offer Packages to a destination outside the United States, then AOL shall be permitted forty-five (45) days to deliver the 6 Month Offer Packages, before eMachines shall be relieved of its obligation to bundle such packages as set forth in Section 1.2.

     1.4  General Distribution Obligations. eMachines shall not bundle the 6
          --------------------------------
          Month Offer Packages or promote the 6 Month Bundle Offer with any other products other than the Offer Products or otherwise distribute the AOL Software or 6 Month Offer Packages in a manner not expressly set forth herein. eMachines may, however, request in writing that AOL permit eMachines to bundle the AOL Software and 6 Month Offer Packages or distribute the AOL Software and 6 Month Offer Packages in a manner not provided for in this Exhibit F so long as any such request is made at least thirty (30) calendar days in advance of any such desired bundling or distribution arrangement. eMachines may also request to offer different promotions through the Direct Channel. Any request not affirmatively approved by AOL in writing and received by eMachines within five (5) business days of the request from eMachines shall be deemed denied.

2.   eMachines Promotion of the 6 Month Bundle Offer.  In addition to the
     -----------------------------------------------
     distribution obligations and agreement to primarily promote the AOL Classic Service and 6 Month Bundle Offer during the 6 Month Offer Term in Section 1 above, eMachines shall promote the 6 Month Bundle Offer as follows:

     2.1  Infomercial. eMachines, at its sole cost, shall promote the 6 Month
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          Bundle Offer on its infomercial scheduled to begin airing on May 4,
          2001. The promotions to be performed during the infomercials (a) shall include AOL logos, and (b) may include, but not be limited to, integration of AOL visuals and testimonials, voice-overs promoting the 6 Month Bundle Offer, repeated and highlighted messaging of the 6 Month Bundle Offer and listing of the 6 Month Bundle Offer as part of the Offer Product specifications. AOL shall have final approval rights over the infomercials as they relate to AOL's brand, logo, and trademarks, the AOL Software, the 6 Month Bundle Offer, and the AOL Classic Service.

     2.2  Customer Service Representatives/After Market Touch Points. eMachines
          ----------------------------------------------------------
          shall promote the 6 Month Bundle Offer during the sales and order intake process for each Offer Product sold during the 6 Month Offer Term via an eMachines provided and AOL approved sales script. Such approval shall not be unreasonably withheld or delayed. Also, eMachines shall use commercially reasonable efforts to encourage registrations under the 6 Month Bundle Offer through promotional efforts undertaken by eMachines' customer service representatives who intake orders for the Offer Products (the "CSRs") and other mutually agreed upon after market touch points, such as "caller-on-hold" music

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          or messages played on its Direct Sales telephone system. The Parties agree to develop a written marketing plan no later than May 1, 2001, that shall set forth (a) the mutually agreed upon sales script, (b) the Parties' basic understanding as to the promotional efforts to be performed by eMachines' CSRs, and (c) which other after market touch points will contain 6 Month Bundle Offer messaging, and details regarding the form of such messaging.

     2.3  General Marketing. eMachines, at its sole cost and at its sole
          -----------------
          discretion, shall promote the 6 Month Bundle Offer and the AOL Classic Service on offline and online advertising and marketing. In the event eMachines conducts such discretionary marketing activity, AOL shall have final approval rights over the marketing and promotional materials as they relate to AOL's brand, logo, and trademarks, the AOL Software, the 6 Month Bundle Offer, and the AOL Classic Service. Such approval shall not be unreasonably withheld or delayed.

3.   6 Month Bundle Offer Promotional Materials.  All visuals, logos, artwork,
     -------------------------------------------
     and copy used in marketing, advertising, or other materials related to the 6 Month Bundle Offer shall be provided by AOL at AOL's expense. AOL and eMachines shall have approval rights (which shall not be unreasonably withheld or delayed) over any and all advertising programs related to the 6 Month Bundle Offer. Without limiting the foregoing, eMachines agrees that the 6 Month Bundle Offer shall be offered as being brought to you by eMachines (e.g. "compliments of eMachines") not by AOL. eMachines acknowledges and agrees that they shall not promote the 6 Month Bundle Offer using the term "Free".

4.   Payments. A "Qualified 6 Month Member" shall be any person or entity who
     --------
     registers for the AOL Classic Service through a unique promo code identifier specific to eMachines and associated with the 6 Month Bundle Offer, and who pays the then-standard fees required for membership to such service through at least two (2) consecutive billing cycles after the six
     (6) months of the AOL Classic Service included at no cost upon registration has been completed. AOL shall pay eMachines a promotional bounty for each Qualified 6 Month Member. The promotional bounties set forth in this
     Section 4 shall be the only payments made by AOL to eMachines for any 6 Month Bundled Products sold under this 6 Month Bundle Offer. The amount of the promotional bounty paid for each Qualified Registered Program Member shall vary, based on the number of Qualified 6 Month Members (not gross registrations) that registered in each specific calendar month during the 6 Month Offer Term (not cumulative Qualified 6 Month Members) as set forth in the following schedule:

------------------------------------------------------------------------------------------------------
Number of Qualified 6 Month Members who           Bounty Payment per Qualified 6 Month Member
registered during each specific calendar          that registered in a specific month
month (not cumulative Qualified 6 Month
       ---
Members)

                   0 -5,000                                      $20.00
                5,001 - 7,500                                    $35.00
                7,501 - 10,000                                   $45.00
               10,001 - 12,500                                   $55.00
               12,501 and over                                   $65.00
------------------------------------------------------------------------------------------------------

     All such bounty payments earned by eMachines in Section 4 shall be paid by AOL within thirty (30) days of the end of the month in which any Qualified 6 Month Members qualify

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     as such. In addition, both Parties agree and acknowledge that the foregoing bounty payment amounts and schedule were based upon eMachines' estimate of up to 25,000 Offer Products being sold each month through the Direct Channel. Within thirty (30) days of the end of the 6 Month Offer Term (or some other mutually agreed upon date), the Parties shall determine if eMachines' actual sales of Offer Products through the Direct Channel exceeded an average of 25,000 units per month during the 6 Month Offer Term (the "True Up Determination"), and if so, then the Parties shall mutually agree upon a reasonable reduction in the bounty payment amounts or a modified schedule with higher Qualified 6 Month Members requirements for each bounty payment tier. Any bounty payment amount reduction or modified schedule shall apply retroactively to any amounts paid to eMachines under this 6 Month Bundle Offer, and any resulting reimbursement owed to AOL shall be paid by eMachines within thirty (30) calendar days of such True Up Determination.

5.   6 Month Offer Term. The term of the 6 Month Bundle Offer shall be from May
     ------------------
     1, 2001 until July 31, 2001 (the "6 Month Offer Term"). Upon mutual written agreement, the 6 Month Offer Term may be extended to December 31, 2001. Notwithstanding the foregoing, AOL shall have the right to terminate the 6 Month Bundle Offer at any time upon reasonable written notice to eMachines if it determines that the 6 Month Bundle Offer is not resulting in sufficient registrations to justify the cost of the promotional program, such determination to be reasonably made by AOL. In the event that AOL terminates the 6 Month Bundle Offer prior to July 31, 2001, the 6 Month Offer Term shall end on such date of termination and AOL and eMachines agree that the Parties shall continue to engage in all other distribution and promotional programs set forth in the Original Agreement, as it is now, or subsequently shall be, amended. Notwithstanding the above, AOL shall honor all 6 Month Bundle Offers that have been bundled on Products prior to termination of the 6 Month Offer Term and shall make payments pursuant to
     Section 4 related thereto, through the term of the Original Agreement.

6.   Reports.  AOL shall provide eMachines with monthly reports that sets forth
     -------
     the amount to be paid to eMachines and the number of Qualified 6 Month Members acquired by AOL through the distribution of the 6 Month Bundled Products within thirty (30) days of the end of each month during which any new member qualifies as a Qualified 6 Month Member. From time to time upon AOL's request (but no more than once every month), eMachines shall provide AOL with a report, in a detailed format reasonably satisfactory to AOL, setting forth (i) the total number of 6 Month Bundle Products distributed and sold, and (ii) future forecasts regarding distribution and sales of 6 Month Bundle Products.

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